                                                                    EXHIBIT 10.1

                         SIXTH AMENDMENT TO AMENDED AND
             RESTATED SENIOR SUBORDINATED NOTE AGREEMENT AND WAIVER
             ------------------------------------------------------


     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED NOTE AGREEMENT AND WAIVER (this "Amendment and Waiver"), dated as of July 31, 1997,
                            --------------------
is executed by and among STEVENS INTERNATIONAL, INC., a Delaware corporation, f/k/a Stevens Graphics Corporation ("Company"), and AETNA LIFE INSURANCE
                                     -------
COMPANY, THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, AND MONY LIFE INSURANCE COMPANY OF AMERICA (each such insurance company, together with its successors and assigns, being hereinafter referred to individually as a "Purchaser," and
                                                              ---------
collectively as the "Purchasers"), and each corporation listed on the signature
                     ----------
pages hereof under the heading "Guarantors" (each such corporation, together with any other person or entity that guarantees payment of the hereinafter defined Notes being hereinafter referred to individually as a "Guarantor," and
                                                               ---------
collectively as the "Guarantors").
                     ----------

                                   RECITALS:

     A. The Company, the Purchasers, and the Guarantors heretofore entered into that certain Amended and Restated Senior Subordinated Note Agreement (as amended, the "Note Agreement") dated as of March 27, 1992, as amended by First
              --------------
Amendment and Waiver dated as of July 8, 1992, Second Amendment and Waiver dated as of June 30, 1993, Third Amendment and Waiver dated as of August 5, 1993, Fourth Amendment and Waiver dated as of April 26, 1994 and Fifth Amendment and Waiver dated August 16, 1995, pursuant to which the Purchasers purchased from the Company 12% Senior Subordinated Notes of the Company in an aggregate principal amount of $26,000,000.00 due December 31, 2000 (such notes, together with all extensions, renewals, and modifications thereof, and all replacements and substitutions therefor, being hereinafter referred to as the "Notes").
                                                                  -----

     B. Zerand-Bernal Group, Inc., Hamilton-Stevens Group, Inc., and Stevens Securities Systems International, Inc., have merged with the Company, and the Company is the surviving entity.

     C. Pursuant to the Note Agreement, the Guarantors guaranteed to Purchasers the payment and performance of the Notes and all other amounts payable by the Company under the Note Agreement.

     D. The Company has requested that Purchasers waive the Company's noncompliance with certain provisions of the Note Agreement described herein as the Specified Defaults (hereinafter defined) and restructure the indebtedness evidenced by the Notes, and the Purchasers have agreed to do so upon the terms and conditions set forth below.

     E. The Company, Guarantors and Purchasers now desire to amend the Note Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.1  Definitions.   Capitalized terms used in this Amendment and
                  -----------
Waiver, to the extent not otherwise defined herein, shall have the same meanings as in the Note Agreement, as amended hereby.

                                   ARTICLE II
                                   ----------

                                   Amendments
                                   ----------

     Section 2.1  Amendment to Required Payments.  Effective as of the date
                  ------------------------------
hereof, Section 2.1 of the Note Agreement is hereby amended in its entirety to read as follows:

          Section 2.1.  Required Payments.  On July 31, 1997, the principal
                        -----------------
     balance of the Notes is acknowledged to be $15,260,939.40. A principal payment on the Notes in the aggregate amount of $7,200,000 shall be due and payable on July 31, 1998, and a principal payment on the Notes in the aggregate amount of $4,000,000 shall be due and payable on June 30, 1999. In addition, a final principal payment of $5,296,940.55 [$4,060,939.40 plus the remaining Past Due Interest (as set forth in Section 2.4 below)], together with a fee in the amount of $200,668.95, shall be due and payable on June 30, 2000. Subject to Section 2.4 below, the Company shall pay accrued and unpaid interest on the Notes at the times, in the amounts, and in the manner specified in the Notes. The entire outstanding principal of and accrued and unpaid interest on the Notes shall be due and payable on June 30, 2000. The Purchasers shall not have any obligation to extend, renew, or restructure the Notes at maturity (whether at stated maturity, by acceleration, or otherwise). The Company's obligation to make the payments required by this Section 2.1 shall not be reduced by any payment pursuant to Section 2.2(a), 2.2(b) or 2.2(c), except as specifically provided in such subsections.

     Section 2.2  Amendment to Prepayments.  Effective as of the date hereof,
                  ------------------------
the Purchasers hereby waive the requirements of Section 2.2(b) of the Note Agreement which require the Company to pay a Make-Whole Premium in connection with certain prepayments of the Notes.

     Section 2.3  Amendment to Payments.  Effective as of the date hereof,
                  ---------------------
Section 2.4 of the Note Agreement is hereby amended in its entirety to read as follows:

     Section 2.4.  Interest Payments on the Notes.  Interest on the Notes at the
                   ------------------------------
rate of 10 1/2% (the "Past Due Interest") has accrued but has not been paid by
                      -----------------
the Company during the period beginning October 1, 1996, and ending on July 31, 1997. The Company agrees to pay the Past Due Interest by making (a) an interest payment in the amount of $100,000 on August 1, 1997, and (b) an interest payment in the amount of $200,000 on December 31, 1997. Effective July 31, 1997, the remaining Past Due Interest in the amount of $1,035,332.20 shall be capitalized and added to the principal amount of the Notes. Accrued and unpaid interest on the Notes from July 31, 1997, through June 30, 1998, shall be due and payable on July 31, 1998, and thereafter all accrued and unpaid interest on the Notes shall be due and payable on the last day of each calendar quarter commencing September 30, 1998, until and including June 30, 2000. Effective July 31, 1997, the rate of interest which accrues on the unpaid principal balance of the Notes shall accrue at the rate set forth in the Notes.

     Section 2.4  Amendment to Financial and Business Information.  Effective as
                  -----------------------------------------------
of the date hereof, Section 3.1 of the Note Agreement is hereby amended to add the following subsections (k), (l), (m) and (n):

          (k) Status Reports  -- upon the 15th and the 30th day of each calendar
              --------------
     month, a report regarding the status of the Company's efforts to sell/*/ which report shall be in form and substance satisfactory to the Purchasers and which report shall be accompanied by such other information as the Purchasers may reasonably request;

          (l) Appraisals  -- as soon as available, and in any event within 30
              ----------
     days after the receipt thereof, copies of all appraisals received or obtained by the Company of assets, divisions, and/or locations of the Company and its Subsidiaries which are currently held for sale or contemplated to be held for sale;

          (m) Notice of Judgments -- monthly, a status report with respect to
              -------------------
     any judgments, arbitration awards or settlement agreements, describing the nature and amount of judgment or other award and the action that the Company proposes to take with respect thereto.

          (n) Reports Under Senior Credit Agreement -- contemporaneously with
              -------------------------------------
     delivery thereof to Senior Lenders, copies of all reports and financial information delivered to Senior Lenders.

     Section 2.5  Amendment to Senior Debt Covenant.  Effective as of the date
                  ---------------------------------
hereof, Section 4.2(a) of the Note Agreement is hereby amended in its entirety to read as follows:

          (a) The Company and its Operating Subsidiaries may remain liable with respect to the Senior Debt, as the same shall be reduced from time to time in accordance with the terms of the Intercreditor Agreement, and any Permitted Refinancing thereof which occurs prior to the sale of/*/ of the Company, and thereafter the

---------------

/*/ A portion of this document has been filed separately by paper with the Securities and Exchange Commission pursuant to an application for confidential treatment.

     Company and its Operating Subsidiaries may incur Senior Debt in an amount to be negotiated by the Company and the Purchasers upon negotiation of an Intercreditor Agreement between the provider of such Senior Debt and the Purchasers upon terms and conditions mutually satisfactory to all such Persons;

     Section 2.6  Amendment to Funded Debt Covenant.  Effective as of the date
                  ---------------------------------
hereof, Section 4.2(d) of the Note Agreement is hereby amended in its entirety to read as follows:

          (d) the Company and its Operating Subsidiaries may remain liable with respect to existing unsecured Funded Debt, and may become liable on new unsecured Funded Debt with the prior written consent of the Purchasers;

     Section 2.7  Amended to Subordinated Funded Debt Covenant.  Effective as of
                  --------------------------------------------
the date hereof, Section 4.3(c) of the Note Agreement is hereby amended in its entirety to read as follows:

          (c) the Company and its Operating Subsidiaries may remain liable with respect to existing unsecured Subordinated Funded Debt and may become liable on new Subordinated Funded Debt with the prior written consent of the Purchasers; and

     Section 2.8  Deletion of Consolidated Pre-Tax Interest Coverage Covenant.
                  -----------------------------------------------------------
Effective as of the date hereof, Section 4.5 of the Note Agreement is hereby deleted in its entirety.

     Section 2.9  Amendment to Net Worth Covenant.  Effective as of the date
                  -------------------------------
hereof, Section 4.6 of the Note Agreement is hereby amended in its entirety as follows:

          4.6  Net Worth.
               ---------

          The Company will at all time maintain a Consolidated Net Worth of at least $2,000,000, calculated at the end of each fiscal quarter of the Company.

     Section 2.10  Additional Asset Sale Covenant.  Effective as of the date
                   ------------------------------
hereof, the following Section 4.8A is hereby added following Section 4.8 of the Note Agreement:

          4.8A  Agreement to Sale of Divisions.  (i) On or before December 31,
                ------------------------------
     1997, the Company hereby agrees that it will effect sales of/*/ The Net Cash Proceeds/*/ shall be applied in accordance with the provisions of the Intercreditor Agreement until the Senior Debt is repaid in full, and thereafter all Net Cash Proceeds from any and all sales or other dispositions of assets (other than sales of inventory and other receipts in the ordinary course of business) shall be paid to the Purchasers to be applied to the Notes in the direct order of maturity, notwithstanding anything to the contrary in Section 4.8 of the Note Agreement.

---------------

/*/ A portion of this document has been filed separately by paper with the Securities and Exchange Commission pursuant to an application for confidential treatment.

               (ii) On or before May 31, 1998, the Company hereby agrees that it will effect the sale of/*/ The Net Cash Proceeds of such sale, /*/ shall be applied as set forth in subsection 4.8A(i) above.

     Section 2.11  Amendment to Defaults.  Effective as of the date hereof,
                   ---------------------
Sections 5.1(a), (b) and (c) of the Note Agreement are hereby amended in their entirety to read as follows:

          (a) Principal, Premium or Interest Payments -- failure to pay any
              ---------------------------------------
     principal or interest on any Note when the payment is due or failure to pay any Premium on any Note on the date such payment is due, provided that any
                                                              --------
     payment made after its due date shall also include additional interest on the overdue amount (to the extent permitted by applicable law) at the rate of 14% per annum;

          (b) Breach of Particular Covenants -- failure to comply with any
              ------------------------------
     covenant contained in Section 4;

          (c) Other Breaches -- failure by the Company or any Operating
              --------------
     Subsidiary to comply with any other provision of this Agreement, any of the Collateral Documents, or any other Subordinated Document (other than covenants to pay the Notes or interest or Premium thereon);

     Section 2.12  Amendment to Terms Defined.  Effective as of the date hereof,
                   --------------------------
the following definitions set forth in Section 6.1 of the Note Agreement are amended to read as follows:

          Permitted Refinancing means any extension, renewal, refinancing, or
          ---------------------
     replacement of the Senior Debt outstanding under the Senior Credit Agreement (whether in a single transaction or a series of transactions) and any number of subsequent extensions, renewals, refinancings or replacements of Senior Debt; provided that (a) the maximum credit available to the Company and the Operating Subsidiaries under any Permitted Refinancing shall not exceed the maximum amount available under the refinanced facility, (b) the maximum non-default rate of interest charged on amounts outstanding under a Permitted Refinancing shall not exceed the "prime" rate announced from time to time by Citibank, N.A. plus two and one-half percent (2.5%), (c) such shall not involve fees and expenses to be paid by the Company or its Subsidiaries in excess of the fees and expenses customarily charged by commercial banks in comparable transactions with companies similarly situated, provided, further, that any lender or lenders that
                         --------  -------
     provide a Refinancing must agree to become a party to the Intercreditor Agreement and the Company must pay all reasonable fees and expenses (including attorneys' and financial advisors' fees) incurred by the Subordinated Lenders in connection with any Refinancing; provided, further,
                                                              --------  -------
     that no Refinancing shall be permitted after the sale/*/

---------------

/*/ A portion of this document has been filed separately by paper with the Securities and Exchange Commission pursuant to an application for confidential treatment.

     if the Net Cash Proceeds thereof shall repay in full the Senior Debt, in which case the provisions of Section 4.2(a) of the Note Agreement shall be applicable to any Senior Debt incurred thereafter.

          Senior Agent means Bank of America Texas, N.A., in its capacity as
          ------------
     Senior Lender; from and after April 26, 1994, there is only a single Senior Lender and no Agent therefor under the Senior Credit Agreement.

          Senior Credit Agreement means that certain Credit Agreement dated as
          -----------------------
     of May 16, 1995, between the Company and Bank of America Texas, N.A., as the same may be amended, modified, or restated from time to time.

     Section 2.13  Amendment to Attachments.  Effective as of the date hereof,
                   ------------------------
(a) Attachment B to the Note Agreement is hereby amended to read in the form attached hereto as Attachment B, and (b) all references in Attachment D to the Note Agreement to financial statements of the Company are amended to be references to the financial statements most recently delivered to Purchasers prior to the date hereof.

     Section 2.14  Amendment to Intellectual Property Security Agreement.
                   -----------------------------------------------------
Effective as of the date hereof, Schedules A, B and C to the Intellectual Property Security Agreement (as defined in the Collateral Agreement) are amended to read in the form attached hereto as Attachment E.

     Section 2.15  Amendment to Pledge, Assignment and Security Agreement.
                   ------------------------------------------------------
Effective as of the date hereof, Schedule 1 to the Pledge, Assignment and Security Agreement of the Company dated as of March 27, 1992, is amended to read in the form attached hereto as Attachment D.

     Section 2.16  Waivers.  (a) Subject to the terms and conditions hereof,
                   -------
Purchasers hereby waive, the Specified Defaults (hereinafter defined); provided,
                                                                       --------
however, that (a) Purchasers agree to waive the Specified Defaults only on the
-------
condition that the Company, the Guarantors, and all other liable parties hereby waive any requirements of notice and cure periods with respect to any and all future defaults or events of default which may occur under the Note Agreement and (b) Purchasers' waiver of the Specified Default and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Defaults, whether arising as a result of further violations of any provision of the Note Agreement previously violated by Company, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified
                                                               ---------
Defaults" shall mean (i) the failure of Company to comply with Section 2.1 of
--------
the Note Agreement with respect to the principal payments due June 30, 1996 and June 30, 1997, (ii) the failure of Company to comply with Section 2.1 of the Note Agreement and the provisions of the Notes with respect to quarterly interest payments due from the period beginning October 1, 1996, through the date of this Amendment and Waiver, (iii) the Event of Default specified in
Section 5.1(g) of the Note Agreement (an Event of Default under the Senior Credit Agreement) and (iv) the failure of Company to comply with the covenants set forth on Attachment C hereto.

     (b) In consideration of Purchasers' waiver of the Specified Defaults and certain other good and valuable consideration, Company and each Guarantor hereby expressly acknowledges and agrees that it does not have any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Purchaser or any grounds or cause for reduction, modification or subordination of the obligations under the Note Agreement or any liens or security interests of any Purchaser or the Collateral Agent. To the extent Company or any Guarantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, Company and each Guarantor hereby waives, and hereby releases each Purchaser and the Collateral Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto. Company hereby acknowledges and agrees that as of July 31, 1997, the outstanding principal balance of the Notes equals $15,260,939.40, accrued but unpaid interest thereunder equals $1,335,332.20, and the fee due and payable to Purchasers equals $200,668.95 (which fee shall be added to the principal amount of the Notes as of July 31, 1997).


                                  ARTICLE III
                                  -----------

                              Conditions Precedent
                              --------------------

     Section 3.1  Conditions.  The effectiveness of this Amendment and Waiver is
                  ----------
subject to the satisfaction of the following conditions precedent:

          (a) Purchasers shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment and Waiver, in form and substance satisfactory to Purchasers:

               (1) Resolutions.  Resolutions of the Board of Directors of
                   -----------
          Company and each Guarantor certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Person of this Amendment and Waiver and the other Subordinated Documents to which such Person is or is to be a party hereunder;

               (2) Incumbency Certificate.  A certificate of incumbency
                   ----------------------
          certified by the Secretary or an Assistant Secretary of Company and each Guarantor certifying the names of the officers of such Person authorized to sign this Amendment and Waiver and each of the other Subordinated Documents to which such Person is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

               (3) Articles of Incorporation.  The articles of incorporation of
                   -------------------------
          Company and each Guarantor certified by the appropriate government official of the state of incorporation of such Person within thirty
          (30) days prior to the date of this Amendment and Waiver;

               (4) Bylaws.  The bylaws of Company and each Guarantor certified
                   ------
          by the Secretary or an Assistant Secretary of such Person;

               (5) Governmental Certificates.  Certificates of the appropriate
                   -------------------------
          government officials of the state of incorporation of Company and each Guarantor as to the existence and good standing of such Person, each dated within thirty (30) days prior to the date of this Amendment and Waiver;

               (6)  Opinion of Counsel.  A favorable opinion of Jackson &
                    ------------------
          Walker, L.L.P., legal counsel to Company and Guarantors, in form and substance satisfactory to Purchasers and their counsel; and

               (7) Additional Information.  Purchasers shall have received such
                   ----------------------
          additional documents, instruments and information as Purchasers or its legal counsel, Winstead Sechrest & Minick P.C., may request.

          (b) The Company shall have paid to the Purchasers accrued and past due interest on the Notes in the amount of $100,000.

          (c) The Company shall have paid to the Collateral Agent and the Purchasers all reasonable fees and expenses heretofore incurred or to be incurred by the Purchasers in connection with the negotiation, execution and delivery of this Amendment and Waiver and all other documents relating thereto, including without limitation the following amounts which were due and owing as of June 30, 1997:

          Zolfo Cooper LLC                            $ 9,075.69

          Emmet, Marvin & Martin LLP                  $ 1,000.00
          (Counsel to The Bank of New
          York, as Collateral Agent)

          The Bank of New York                        $12,000.00
          (annual administrative fees
          12/96 through 12/97)

          Winstead Sechrest & Minick P.C.             $17,580.32
                                                      ----------

          Total Amount Due:                           $39,656.01
                                                      ----------

          (d) The Company, the Senior Agent, the Purchasers and others shall have entered into a Second Amendment to the Amended and Restated Subordination and Intercreditor Agreement, in form and substance satisfactory to the Purchasers, including without limitation (i) an amendment to the definition of Senior Debt therein to provide that same shall reduce dollar-for-dollar as Senior Debt is repaid with the Net Cash Proceeds of asset sales, and
     (ii) an amendment to the standstill provisions thereof satisfactory to the Purchasers.

          (e) The Company and all of its Subsidiaries covenant to execute and deliver to the Collateral Agent and the Purchasers such modifications of the existing Collateral Documents as the Collateral Agent, the Purchasers, and their counsel shall deem reasonably necessary to preserve and protect the liens and security interests of the Collateral Agent and the Purchasers in the Collateral within thirty (30) days of the effective date hereof.

          (f) The Company shall execute and deliver to the Purchasers all documents necessary to grant the Purchasers a lien on the stock of the Company's French Subsidiary, which stock is owned by the Company and currently pledged as security for the Senior Debt.

          (g) An amendment to the Senior Credit Agreement shall have been executed by all parties thereto, all conditions to its effectiveness shall have been satisfied, and the Purchasers shall have been provided with a true and correct copy of such document and shall be reasonably satisfied with the terms thereof.

          (h) The Company shall have executed and delivered to the Purchasers the Notes in the forms attached hereto as Attachments B-1, B-2, and B-3. The holders of the existing Notes shall mark them to reflect that they have been restated.

          (i) The Company shall deliver to the Purchasers copies of all appraisals previously received or obtained by the Company of assets, divisions, and/or locations of the Company and its Subsidiaries which are currently held for sale or contemplated to be held for sale.

          (j) Except as set forth on Attachment A hereto, the representations and warranties contained herein and in all other Subordinated Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (k) After giving effect to this Amendment and Waiver, no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

          (l) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and Waiver and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Purchasers and their legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV
                                   ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.1  Ratifications.  The terms and provisions set forth in this
                  -------------
Amendment and Waiver and Waiver shall modify and supersede all inconsistent terms and provisions set forth in the Note Agreement and except as expressly modified and superseded by this Amendment and Waiver, the terms and provisions of the Note Agreement and the other Subordinated Documents are ratified and confirmed and shall continue in full force and effect. Company, Guarantors, and Purchasers agree that the Note Agreement as amended hereby and the other Subordinated Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2  Representations and Warranties.  Company hereby represents and
                  ------------------------------
warrants to Purchasers that (i) the execution, delivery and performance of this Amendment and Waiver and any and all other Subordinated Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Company and will not violate the articles of incorporation or bylaws of Company, (ii) except as described on Attachment A hereto, the representations and warranties contained in the Note Agreement, as amended hereby, and any other Subordinated Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) after giving effect to this Amendment and Waiver, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) except for the Specified Defaults, Company is in full compliance with all covenants and agreements contained in the Note Agreement as amended hereby.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment and Waiver or any other Subordinated Document including any Subordinated Document furnished in connection with this Amendment and Waiver shall survive the execution and delivery of this Amendment and Waiver and the other Subordinated Documents, and no investigation by Purchasers or any closing shall affect the representations and warranties or the right of Purchasers to rely upon them.

     Section 5.2  Reference to Agreement.  Each of the Subordinated Documents,
                  ----------------------
including the Note Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Note Agreement as amended hereby, are hereby amended so that any reference in such Subordinated Documents to the Note Agreement shall mean a reference to the Note Agreement as amended hereby.

     Section 5.3  Expenses of Purchasers.  As provided in the Note Agreement,
                  ----------------------
Company agrees to pay on demand, all reasonable costs and expenses incurred by Purchasers in connection with the preparation, negotiation, and execution of this Amendment and Waiver and the other Subordinated Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Purchasers' legal counsel and financial advisors, and all costs and expenses incurred by Purchasers in connection with the enforcement or preservation of any rights under the Note Agreement, as amended hereby, or any other Subordinated Document, including without limitation the reasonable costs and fees of Purchasers' legal counsel and financial advisors.

     Section 5.4  Severability.  Any provision of this Amendment and Waiver held
                  ------------
by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and Waiver and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.5  APPLICABLE LAW.  THIS AMENDMENT AND WAIVER AND ALL OTHER
                  --------------
SUBORDINATED DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 5.6  Successors and Assigns.  This Amendment and Waiver is binding
                  ----------------------
upon and shall inure to the benefit of Purchasers, Company, and Guarantors and their respective successors and assigns, except neither Company nor any Guarantor may assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Purchasers. The Purchasers may sell participations in or assign this Amendment and Waiver, the Note Agreement and the Subordinated Documents, and may exchange financial information about the Company and the Guarantors with actual or potential participants or assignees, provided that such potential participants and assignees agree to keep non-public information regarding Company and the Guarantors confidential. If a participation is sold or the loan is assigned, the purchaser will have the right to set-off against the Company.

     Section 5.7  Counterparts.  This Amendment and Waiver may be executed in
                  ------------
one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

     Section 5.8  Effect of Waiver.  No consent or waiver, express or implied,
                  ----------------
by Purchasers to or for any breach of or deviation from any covenant, condition or duty by Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.9  Headings.  The headings, captions, and arrangements used in
                  --------
this Amendment and Waiver are for convenience only and shall not affect the interpretation of this Amendment and Waiver.

     Section 5.10  Non-Application of Chapter 15 of Texas Credit Code. The
                   --------------------------------------------------
provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment and Waiver or any of the Subordinated Documents or the transactions contemplated hereby.

     Section 5.11  ENTIRE AGREEMENT.  THIS AMENDMENT AND WAIVER AND ALL OTHER
                   ----------------
INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND WAIVER EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND WAIVER, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                      Company:
                                      -------

                                      STEVENS INTERNATIONAL, INC.


                                      By: /s/ PAUL I. STEVENS
                                        Name: Paul I. Stevens
                                        Title: Chairman & CEO

                                      Guarantors:
                                      ----------

                                      PMC LIQUIDATION, INC.


                                      By: /s/ GEORGE A. WIEDERAENDERS
                                        Name: George A. Wiederaenders
                                        Title: Treasurer


                                      PRINTING & PACKAGING EQUIPMENT
                                        FINANCE CORPORATION


                                      By: /s/ GEORGE A. WIEDERAENDERS
                                        Name: George A. Wiederaenders
                                        Title: Secretary - Treasurer


                                      Purchasers:
                                      ----------

                                      AETNA LIFE INSURANCE COMPANY


                                      By: /s/ PETER C. NILSEN
                                        Name: Peter C. Nilsen
                                        Title: Investment Manager

                                      THE MUTUAL LIFE INSURANCE COMPANY
                                        OF NEW YORK


                                      By: /s/ PETER W. OLIVER
                                        Name: Peter W. Oliver
                                        Title: Managing Director


                                      MONY LIFE INSURANCE COMPANY
                                        OF AMERICA


                                      By: /s/ PETER W. OLIVER
                                        Name: Peter W. Oliver
                                        Title: Authorized Agent